Exhibit 99.1

CONTACT:	Investor Relations: Leslie Hunziker
201-307-2100
investorrelations@hertz.com
Media: Richard Broome
201-307-2486
rbroome@hertz.com

Hertz Announces Offering of $1.2 Billion Term Asset-Backed Notes

PARK RIDGE, NJ, Oct 16, 2009 — Hertz Global Holdings, Inc. (NYSE: HTZ) announced today that its subsidiary, Hertz Vehicle Financing LLC, priced $1.2 billion in aggregate principal amount of 3 year and 5 year Series 2009-2 Rental Car Asset Backed Notes rated “Aaa” by Moody’s. The 3 year notes carry a 4.26% coupon (4.30% yield) and the 5 year notes carry a 5.29% coupon (5.35% yield) with expected final maturities in 2013 and 2015, respectively. The advance rate on the notes is approximately 66%. The notes are to be sold to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) and to investors outside the United States pursuant to Regulation S under the Securities Act. The offering is expected to close on October 23, 2009 subject to customary closing conditions.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The notes have not been and will not be registered under the Securities Act of 1933 or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include information concerning the Company’s outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “forecast” or similar expressions.

These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. As you read this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect the Company’s actual results and its ability to implement its cost savings and efficiency initiatives successfully, and could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements. Some important factors include: the Company’s operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity and availability of additional or continued fleet financing including as a result of the financial instability of the entities providing credit support; the financial instability of the manufacturers of our vehicles: anticipated growth; economies of scale; the economy; future economic performance; the Company’s ability to maintain profitability during adverse economic cycles, potential tangible and intangible asset impairment charges and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this press release might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in the Company’s 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the United States Securities and Exchange Commission, or the “SEC,” on March 3, 2009, and its Quarterly Report on Form 10-Q for the three months ended June 30, 2009, as filed with the SEC on August 7, 2009, could affect the Company’s future results and the outcome of its implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements.